                       SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 MARCH 30, 1999



                                EEX CORPORATION
             (Exact name of Registrant as specified in its charter)


    TEXAS                       1-12905                75-2421863
(State or other               (Commission            (I.R.S. Employer
jurisdiction of               File Number)          Identification No.)
incorporation)



2500 CityWest Boulevard, Suite 1400, Houston, Texas       77042
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including Area Code  (713)243-3100

ITEM 5.  Other Events

Set forth below in its entirety is a News Release issued by EEX Corporation on March 30, 1999:

EEX SUSPENDS DRILLING ON APPRAISAL WELL AT LLANO
------------------------------------------------

     HOUSTON, TEXAS (March 30, 1999) -- After drilling to a total measured depth in excess of 22,000 feet, the Llano No. 2 well at Garden Banks Block 386 has confirmed the significant discovery announced last year. Drilling operations have been suspended pending further analysis.

     "Results from the second well confirm the presence of hydrocarbons over one mile away and approximately 2,350 feet structurally high to the correlative pays logged in the No. 1 well," said David Henderson, Executive Vice President and Chief Operating Officer of EEX Corporation (NYSE: EEX). "The sands penetrated appear to be continuous with those observed in Llano No. 1 suggesting a predictable and laterally extensive hydrocarbon accumulation," Henderson added.

     The appraisal well was originally planned to a depth around 25,000 feet, however increasing pressure below 22,000 feet would have required another string of casing in order to continue drilling. While the well did not test all of the objectives, it has successfully delineated the Eastern side of the field confirming our depositional model.

     "We reached a decision point whether to drill deeper or sidetrack down-dip and have elected to suspend operations pending further analysis, which includes incorporating additional 3-D seismic data and the recent, nearby Habanero discovery into the appraisal process," Henderson added.

     EEX Corporation is an oil and natural gas exploration and production company with activities currently focused in Texas, the Gulf of Mexico and Indonesia.
                                      ###

THIS REPORT INCLUDES FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. ALTHOUGH EEX BELIEVES THAT ITS EXPECTATIONS ARE BASED ON REASONABLE ASSUMPTIONS, IT CAN GIVE NO ASSURANCE THAT ITS GOALS WILL BE ACHIEVED.
IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN THE FORWARD-LOOKING STATEMENTS INCLUDE POLITICAL DEVELOPMENTS IN FOREIGN COUNTRIES, FEDERAL AND STATE REGULATORY DEVELOPMENTS, THE TIMING AND EXTENT OF CHANGES IN COMMODITY PRICES, THE TIMING AND EXTENT OF SUCCESS IN DRILLING, DISCOVERING, DEVELOPING AND PRODUCING OR ACQUIRING OIL AND GAS RESERVES, AND CONDITIONS OF THE CAPITAL AND EQUITY MARKETS DURING THE PERIODS COVERED BY THE FORWARD-LOOKING STATEMENTS. EEX'S PERIODIC REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION INCLUDE A DISCUSSION OF IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED IN FORWARD-LOOKING STATEMENTS.

--------------------------------------------------------------------------------

FOR ADDITIONAL INFORMATION, CALL 1-888-EEX-NEWS, OR VISIT OUR WEBSITE AT HTTP://WWW.EEX.COM

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        EEX Corporation

                                        By: /s/ B. A. Brown
                                            -------------------
                                            B. A. Brown
                                            Vice President,
                                            Financial Relations



Date:  April 13, 1999